UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.20

ANNUAL REPORT

AB DISCOVERY VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

ANNUAL REPORT

January 6, 2021

This report provides management’s discussion of fund performance for AB Discovery Value Fund for the annual reporting period ended November 30, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND

Class A Shares	27.95%	-1.09%

Class C Shares	27.48%	-1.85%

Advisor Class Shares[1]	28.18%	-0.82%

Class R Shares[1]	27.74%	-1.43%

Class K Shares[1]	27.95%	-1.13%

Class I Shares[1]	28.11%	-0.79%

Class Z Shares[1]	28.15%	-0.71%

Primary Benchmark: Russell 2500 Value Index	26.72%	1.02%

Russell 2500 Index	28.98%	13.86%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended November 30, 2020.

During the 12-month period, all share classes underperformed the primary benchmark and Russell 2500 Index, before sales charges. Overall security selection drove underperformance, relative to the benchmark. Security selection within the materials and energy sectors detracted most, while selection within real estate and health care contributed. Sector selection was positive as losses from underweights to health care and communication services were offset somewhat by overweights to technology and consumer discretionary.

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During the six-month period, all share classes outperformed the primary benchmark, but underperformed the Russell 2500 Index, before sales charges. Security selection was positive. Selection within the financials and industrials sectors contributed most, while selection within consumer discretionary and real estate detracted. Overall sector selection was positive. An overweight to consumer discretionary and an underweight to health care contributed, while underweights to communication services and materials detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international equities recorded positive returns for the 12-month period ended November 30, 2020. Global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and a commitment to vaccine development. In response, global economies rebounded from record GDP contractions amid an early stage economic recovery. At the end of the period—despite surging infection rates—favorable news about the efficacy of potential COVID-19 vaccines, and clarity following the US elections, fueled a broad-based rally defined by a significant shift in market leadership. US mega-cap technology companies, which led equity markets throughout much of the year, underperformed relative to more economically sensitive cyclical stocks. The momentum reversal also benefited small-cap stocks, which outperformed large-cap stocks, and value stocks, which outperformed their growth-style peers. For the 12-month period, however, large-caps have performed better than small-caps, and growth stocks have outperformed value stocks significantly in most categories.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of

(continued on next page)

abfunds.com	AB DISCOVERY VALUE FUND | 3

investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB DISCOVERY VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2010 TO 11/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/2010 to 11/30/2020) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB DISCOVERY VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.09%	-5.29%

5 Years	5.41%	4.49%

10 Years	8.47%	7.99%

CLASS C SHARES

1 Year	-1.85%	-2.79%

5 Years	4.62%	4.62%

10 Years	7.68%	7.68%

ADVISOR CLASS SHARES[1]

1 Year	-0.82%	-0.82%

5 Years	5.67%	5.67%

10 Years	8.77%	8.77%

CLASS R SHARES[1]

1 Year	-1.43%	-1.43%

5 Years	5.00%	5.00%

10 Years	8.10%	8.10%

CLASS K SHARES[1]

1 Year	-1.13%	-1.13%

5 Years	5.32%	5.32%

10 Years	8.42%	8.42%

CLASS I SHARES[1]

1 Year	-0.79%	-0.79%

5 Years	5.68%	5.68%

10 Years	8.79%	8.79%

CLASS Z SHARES[1]

1 Year	-0.71%	-0.71%

5 Years	5.77%	5.77%

Since Inception[2]	6.38%	6.38%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.88%, 0.88%, 1.53%, 1.22%, 0.88% and 0.79% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.25%

5 Years	7.03%

10 Years	7.86%

CLASS C SHARES

1 Year	1.28%

5 Years	7.15%

10 Years	7.54%

ADVISOR CLASS SHARES[1]

1 Year	3.34%

5 Years	8.23%

10 Years	8.63%

CLASS R SHARES[1]

1 Year	2.67%

5 Years	7.54%

10 Years	7.95%

CLASS K SHARES[1]

1 Year	2.99%

5 Years	7.87%

10 Years	8.28%

CLASS I SHARES[1]

1 Year	3.35%

5 Years	8.25%

10 Years	8.64%

CLASS Z SHARES[1]

1 Year	3.45%

5 Years	8.32%

Since Inception[2]	7.24%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

abfunds.com	AB DISCOVERY VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,279.50	$6.55	1.15%
Hypothetical**	$1,000	$1,019.25	$5.81	1.15%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,274.80	$10.81	1.90%
Hypothetical**	$1,000	$1,015.50	$9.57	1.90%
Advisor Class
Actual	$1,000	$1,281.80	$5.08	0.89%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%
Class R
Actual	$1,000	$1,277.40	$8.82	1.55%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%
Class K
Actual	$1,000	$1,279.50	$7.07	1.24%
Hypothetical**	$1,000	$1,018.80	$6.26	1.24%
Class I
Actual	$1,000	$1,281.10	$5.19	0.91%
Hypothetical**	$1,000	$1,020.45	$4.60	0.91%
Class Z
Actual	$1,000	$1,281.50	$4.62	0.81%
Hypothetical**	$1,000	$1,020.95	$4.09	0.81%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,642.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Regal Beloit Corp.	$47,073,535	1.8%

AECOM	42,548,762	1.6

First Citizens BancShares, Inc./NC – Class A	42,150,824	1.6

Oshkosh Corp.	40,884,340	1.6

Knight-Swift Transportation Holdings, Inc.	40,102,210	1.5

Synovus Financial Corp.	40,078,841	1.5

Reliance Steel & Aluminum Co.	39,565,133	1.5

XPO Logistics, Inc.	39,513,205	1.5

Dana, Inc.	37,690,968	1.4

Robert Half International, Inc.	37,112,406	1.4

	$406,720,224	15.4%

1	All data are as of November 30, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Financials – 22.6%
Banks – 10.8%
Associated Banc-Corp.	1,175,741	$18,012,352
Comerica, Inc.	604,743	29,753,356
First Citizens BancShares, Inc./NC – Class A	79,742	42,150,824
Sterling Bancorp/DE(a)	2,019,818	32,276,692
Synovus Financial Corp.(a)	1,269,523	40,078,841
Texas Capital Bancshares, Inc.(a)(b)	578,315	32,327,808
Umpqua Holdings Corp.(a)	1,824,549	25,342,986
Webster Financial Corp.	846,609	32,035,684
Wintrust Financial Corp.	188,710	10,282,808
Zions Bancorp NA	574,808	22,181,841

		284,443,192

Capital Markets – 2.3%
Moelis & Co.(a)	798,847	31,346,756
Stifel Financial Corp.(a)	433,020	30,008,286

		61,355,042

Consumer Finance – 0.8%
OneMain Holdings, Inc.	528,138	20,592,101

Diversified Financial Services – 1.2%
Voya Financial, Inc.(a)	529,442	30,511,742

Insurance – 5.3%
American Financial Group, Inc./OH(a)	304,366	27,213,364
Everest Re Group Ltd.	151,710	34,488,234
Hanover Insurance Group, Inc. (The)(a)	246,781	27,725,846
Reinsurance Group of America, Inc. – Class A(a)	273,526	31,532,077
Selective Insurance Group, Inc.(a)	325,565	20,126,428

		141,085,949

Thrifts & Mortgage Finance – 2.2%
BankUnited, Inc.(a)	1,069,945	30,504,132
Essent Group Ltd.(a)	626,281	27,468,685

		57,972,817

		595,960,843

Industrials – 21.5%
Aerospace & Defense – 0.8%
AAR Corp.	776,214	22,021,191

Air Freight & Logistics – 1.5%
XPO Logistics, Inc.(a) (b)	370,390	39,513,205

Airlines – 2.1%
Alaska Air Group, Inc.	462,120	23,554,256
SkyWest, Inc.	731,520	31,404,154

		54,958,410

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Building Products – 1.0%
Masonite International Corp.(b)	266,478	$26,661,124

Commercial Services & Supplies – 0.9%
Herman Miller, Inc.(a)	654,520	23,327,093

Construction & Engineering – 2.5%
AECOM(a) (b)	819,980	42,548,762
Quanta Services, Inc.(a)	358,084	24,471,461

		67,020,223

Electrical Equipment – 2.6%
EnerSys(a)	245,971	20,122,887
Regal Beloit Corp.	395,443	47,073,535

		67,196,422

Machinery – 4.1%
Crane Co.	51,358	3,570,922
Kennametal, Inc.(a)	933,498	32,663,095
Middleby Corp. (The)(a)(b)	229,770	31,246,422
Oshkosh Corp.(a)	507,880	40,884,340

		108,364,779

Professional Services – 1.4%
Robert Half International, Inc.	578,255	37,112,406

Road & Rail – 1.5%
Knight-Swift Transportation Holdings, Inc.	971,233	40,102,210

Trading Companies & Distributors – 3.1%
GATX Corp.(a)	429,650	34,268,884
MRC Global, Inc.(b)	3,041,137	17,577,772
United Rentals, Inc.(a)(b)	128,060	29,067,059

		80,913,715

		567,190,778

Consumer Discretionary – 17.9%
Auto Components – 3.5%
Cooper Tire & Rubber Co.(a)	621,144	24,678,051
Dana, Inc.(a)	2,238,181	37,690,968
Lear Corp.	217,213	31,050,599

		93,419,618

Diversified Consumer Services – 1.2%
Hillenbrand, Inc.	715,554	26,811,808
Houghton Mifflin Harcourt Co.(a)(b)	1,728,465	5,202,680

		32,014,488

Hotels, Restaurants & Leisure – 1.6%
Hilton Grand Vacations, Inc.(b)	823,070	22,831,962
Papa John’s International, Inc.	233,099	18,731,835

		41,563,797

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 3.0%
KB Home	675,210	$23,767,392
PulteGroup, Inc.	794,350	34,657,491
Taylor Morrison Home Corp. – Class A(b)	803,590	20,314,755

		78,739,638

Leisure Products – 1.3%
Brunswick Corp./DE	460,445	34,367,615

Specialty Retail – 3.4%
Foot Locker, Inc.(a)	881,694	32,975,356
Gap, Inc. (The)	1,384,620	29,021,635
Williams-Sonoma, Inc.(a)	268,717	29,416,450

		91,413,441

Textiles, Apparel & Luxury Goods – 3.9%
Kontoor Brands, Inc.(a)(b)	582,060	24,254,440
Ralph Lauren Corp.	365,650	31,354,487
Skechers U.S.A., Inc. – Class A(b)	585,131	19,584,335
Steven Madden Ltd.(a)	865,200	27,227,844
		102,421,106

		473,939,703

Information Technology – 8.8%
Communications Equipment – 0.5%
NetScout Systems, Inc.(a)(b)	577,716	13,530,109

Electronic Equipment, Instruments & Components – 2.7%
Arrow Electronics, Inc.(b)	264,030	24,198,349
Belden, Inc.(a)	628,372	24,179,755
Vishay Intertechnology, Inc.(a)	1,270,616	24,599,126

		72,977,230

IT Services – 1.6%
Amdocs Ltd.(a)	310,890	20,459,671
Genpact Ltd.	526,439	21,399,745

		41,859,416

Semiconductors & Semiconductor Equipment – 1.7%
Kulicke & Soffa Industries, Inc.	922,072	28,077,092
MaxLinear, Inc. – Class A(a)(b)	549,154	17,161,063

		45,238,155

Software – 1.2%
CommVault Systems, Inc.(a)(b)	646,305	30,867,527

Technology Hardware, Storage & Peripherals – 1.1%
NCR Corp.(a)(b)	1,024,101	28,336,874

		232,809,311

abfunds.com	AB DISCOVERY VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 8.4%
Equity Real Estate Investment Trusts (REITs) – 8.4%
American Campus Communities, Inc.(a)	645,968	$25,709,526
Camden Property Trust(a)	330,584	32,671,617
Cousins Properties, Inc.(a)	741,560	24,775,520
CubeSmart(a)	925,740	30,114,322
MGM Growth Properties LLC – Class A	1,075,545	32,879,411
Physicians Realty Trust(a)	1,598,191	27,728,614
RLJ Lodging Trust(a)	1,648,677	20,328,187
STAG Industrial, Inc.(a)	923,444	27,500,162

		221,707,359

Materials – 8.1%
Chemicals – 3.7%
GCP Applied Technologies, Inc.(b)	641,817	15,076,281
Innospec, Inc.(a)	119,938	9,869,698
Orion Engineered Carbons SA(a)	1,566,216	24,370,321
Trinseo SA(a)	688,158	26,143,122
Westlake Chemical Corp.(a)	303,383	22,799,233

		98,258,655

Containers & Packaging – 2.3%
Graphic Packaging Holding Co.	1,924,951	29,490,249
Sealed Air Corp.(a)	696,069	31,364,869

		60,855,118

Metals & Mining – 2.1%
Carpenter Technology Corp.(a)	620,380	15,162,087
Reliance Steel & Aluminum Co.(a)	335,867	39,565,133

		54,727,220

		213,840,993

Consumer Staples – 4.0%
Beverages – 0.9%
Primo Water Corp.(a)	1,638,346	24,624,340

Food & Staples Retailing – 0.9%
US Foods Holding Corp.(b)	755,274	23,776,026

Food Products – 2.2%
Hain Celestial Group, Inc. (The)(a)(b)	897,220	34,542,970
Nomad Foods Ltd.(a)(b)	957,894	23,133,140

		57,676,110

		106,076,476

Health Care – 2.7%
Health Care Providers & Services – 0.6%
Molina Healthcare, Inc.(a)(b)	77,811	15,883,559

Health Care Technology – 1.4%
Change Healthcare, Inc.(a)(b)	2,145,130	36,746,077

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.7%
ICON PLC(a)(b)	97,716	$19,042,894

		71,672,530

Utilities – 2.4%
Electric Utilities – 1.5%
Alliant Energy Corp.	519,877	27,345,530
IDACORP, Inc.	11,768	1,065,946
PNM Resources, Inc.(a)	249,037	12,230,207

		40,641,683

Gas Utilities – 0.9%
Southwest Gas Holdings, Inc.	367,371	23,603,587

		64,245,270

Energy – 2.1%
Energy Equipment & Services – 0.9%
Dril-Quip, Inc.(a)(b)	809,606	23,009,003

Oil, Gas & Consumable Fuels – 1.2%
Cimarex Energy Co.	173,288	6,229,704
HollyFrontier Corp.(a)	1,124,978	26,313,235

		32,542,939

		55,551,942

Communication Services – 0.8%
Media – 0.8%
Criteo SA (Sponsored ADR)(b)	1,089,657	21,106,656

Total Common Stocks (cost $2,201,739,133)		2,624,101,861

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(c)(d)(e) (cost $18,392,398)	18,392,398	18,392,398

Total Investments – 100.0% (cost $2,220,131,531)		2,642,494,259
Other assets less liabilities – 0.0%		(285,966)

Net Assets – 100.0%		$2,642,208,293

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 17

STATEMENT OF ASSETS & LIABILITIES

November 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,201,739,133)	$2,624,101,861	(a)
Affiliated issuers (cost $18,392,398)	18,392,398
Receivable for investment securities sold	5,617,143
Unaffiliated dividends receivable	2,585,748
Receivable for shares of beneficial interest sold	2,463,626
Affiliated dividends receivable	632

Total assets	2,653,161,408

Liabilities
Payable for investment securities purchased	5,118,192
Payable for shares of beneficial interest redeemed	3,764,739
Advisory fee payable	1,527,369
Transfer Agent fee payable	111,708
Distribution fee payable	82,637
Administrative fee payable	15,345
Trustees’ fees payable	12,712
Accrued expenses	320,413

Total liabilities	10,953,115

Net Assets	$2,642,208,293

Composition of Net Assets
Paid-in capital	$2,499,035,895
Distributable earnings	143,172,398

	$2,642,208,293

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$258,777,018	13,427,888	$19.27	*

C	$15,006,170	911,007	$16.47

Advisor	$1,225,735,329	61,820,802	$19.83

R	$41,762,060	2,250,730	$18.55

K	$24,348,807	1,285,244	$18.94

I	$178,761,078	9,340,814	$19.14

Z	$897,817,831	46,958,630	$19.12

(a)	Includes securities on loan with a value of $319,193,328 (see Note E).
*	The maximum offering price per share for Class A shares was $20.13 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $263,226)	$47,427,044
Affiliated issuers	198,244
Securities lending income	429,072	$48,054,360

Expenses
Advisory fee (see Note B)	18,004,848
Distribution fee—Class A	660,959
Distribution fee—Class C	215,015
Distribution fee—Class R	216,321
Distribution fee—Class K	61,069
Transfer agency—Class A	299,748
Transfer agency—Class C	25,465
Transfer agency—Advisor Class	1,194,259
Transfer agency—Class R	112,487
Transfer agency—Class K	48,855
Transfer agency—Class I	192,589
Transfer agency—Class Z	161,731
Custody and accounting	240,289
Printing	179,602
Registration fees	123,649
Administrative	83,657
Audit and tax	62,518
Legal	51,717
Trustees’ fees	51,487
Miscellaneous	99,064

Total expenses	22,085,329
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(31,395)

Net expenses		22,053,934

Net investment income		26,000,426

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(283,587,804)
Net change in unrealized appreciation/depreciation of investments		189,521,863

Net loss on investment transactions		(94,065,941)

Net Decrease in Net Assets from Operations		$(68,065,515)

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2020	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,000,426	$24,330,462
Net realized gain (loss) on investment transactions	(283,587,804)	112,923,557
Net change in unrealized appreciation/depreciation of investments	189,521,863	(55,882,874)

Net increase (decrease) in net assets from operations	(68,065,515)	81,371,145
Distributions to Shareholders
Class A	(14,423,195)	(40,461,908)
Class B	– 0	–	(168,325)
Class C	(1,323,952)	(6,240,185)
Advisor Class	(52,922,312)	(128,991,159)
Class R	(2,234,181)	(7,128,221)
Class K	(1,241,237)	(3,597,798)
Class I	(9,753,219)	(21,609,153)
Class Z	(40,268,603)	(78,757,774)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(145,278,849)	235,502,270

Total increase (decrease)	(335,511,063)	29,918,892
Net Assets
Beginning of period	2,977,719,356	2,947,800,464

End of period	$2,642,208,293	$2,977,719,356

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2020

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,624,101,861		$	– 0	–	$	– 0	–	$2,624,101,861
Short-Term Investments	18,392,398			– 0	–		– 0	–	18,392,398

Total Investments in Securities	2,642,494,259			– 0	–		– 0	–	2,642,494,259
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$2,642,494,259		$	– 0	–	$	– 0	–	$2,642,494,259

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2020, the reimbursement for such services amounted to $83,657.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $898,534 for the year ended November 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,517 from the sale of Class A shares and received $5,470 and $1,602 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2020, such waiver amounted to $30,213.

26 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/20 (000)		Dividend Income (000)
Government Money Market Portfolio	$22,878	$706,092	$710,578	$18,392		$198
Government Money Market Portfolio*	38,269	104,332	142,601	– 0	–	8

Total				$18,392		$206

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

abfunds.com	AB DISCOVERY VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,642,970, $2,669,210 and $864,823 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,233,506,002		$1,473,514,753
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,258,829,043

Gross unrealized appreciation	$548,499,344
Gross unrealized depreciation	(164,834,128)

Net unrealized appreciation	$383,665,216

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

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NOTES TO FINANCIAL STATEMENTS (continued)

to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2020 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$319,193,328	$	– 0	–	$332,025,818	$421,148	$7,924	$1,182

*	As of November 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2020		Year Ended November 30, 2019	Year Ended November 30, 2020			Year Ended November 30, 2019

Class A
Shares sold	1,760,664		2,076,579		$26,415,008		$39,628,079

Shares issued in reinvestment of dividends and distributions	678,969		2,050,857		13,402,851		37,448,649

Shares converted from Class B	– 0	–	79,983		– 0	–	1,605,743

Shares converted from Class C	461,641		423,146		7,390,236		8,198,544

Shares redeemed	(7,638,706)		(5,627,806)		(123,002,661)		(108,265,052)

Net decrease	(4,737,432)		(997,241)		$(75,794,566)		$(21,384,037)

Class B
Shares sold	– 0	–	3,680	$	– 0	–	$70,480

Shares issued in reinvestment of dividends and distributions	– 0	–	9,648		– 0	–	164,115

Shares converted to Class A	– 0	–	(85,935)		– 0	–	(1,605,743)

Shares redeemed	– 0	–	(7,930)		– 0	–	(143,626)

Net decrease	– 0	–	(80,537)	$	– 0	–	$(1,514,774)

Class C
Shares sold	67,040		159,322		$962,544		$2,574,925

Shares issued in reinvestment of distributions	71,243		352,981		1,210,413		5,577,107

Shares converted to Class A	(538,361)		(490,727)		(7,390,236)		(8,198,544)

Shares redeemed	(763,061)		(1,036,885)		(10,364,977)		(17,145,020)

Net decrease	(1,163,139)		(1,015,309)		$(15,582,256)		$(17,191,532)

Advisor Class
Shares sold	21,589,499		15,113,511		$348,846,760		$294,046,940

Shares issued in reinvestment of dividends and distributions	2,229,590		6,069,085		45,171,494		113,613,272

Shares redeemed	(24,897,355)		(17,931,388)		(400,477,558)		(351,268,287)

Net increase (decrease)	(1,078,266)		3,251,208		$(6,459,304)		$56,391,925

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019

Class R
Shares sold	360,947	390,244	$5,200,235	$7,195,607

Shares issued in reinvestment of dividends and distributions	117,095	403,408	2,234,181	7,128,221

Shares redeemed	(1,344,217)	(1,145,447)	(21,860,393)	(21,447,128)

Net decrease	(866,175)	(351,795)	$(14,425,977)	$(7,123,300)

Class K
Shares sold	493,920	319,514	$7,897,375	$6,041,092

Shares issued in reinvestment of dividends and distributions	63,916	200,100	1,241,237	3,597,792

Shares redeemed	(863,537)	(633,316)	(13,792,056)	(11,962,795)

Net decrease	(305,701)	(113,702)	$(4,653,444)	$(2,323,911)

Class I
Shares sold	3,823,858	2,878,890	$57,996,949	$54,644,227

Shares issued in reinvestment of dividends and distributions	498,106	1,192,740	9,737,968	21,576,661

Shares redeemed	(6,482,866)	(2,690,212)	(105,526,216)	(51,782,957)

Net increase (decrease)	(2,160,902)	1,381,418	$(37,791,299)	$24,437,931

Class Z
Shares sold	14,147,164	14,165,272	$226,030,260	$267,934,208

Shares issued in reinvestment of dividends and distributions	2,061,059	4,356,834	40,231,880	78,684,418

Shares redeemed	(15,939,567)	(7,451,335)	(256,834,143)	(142,408,658)

Net increase	268,656	11,070,771	$9,427,997	$204,209,968

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

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NOTES TO FINANCIAL STATEMENTS (continued)

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance.

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NOTES TO FINANCIAL STATEMENTS (continued)

Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$29,265,657	$35,054,297
Net long-term capital gains	92,901,042	251,900,226

Total taxable distributions	$122,166,699	$286,954,523

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,009,861
Accumulated capital and other losses	(259,502,679	)(a)
Unrealized appreciation/(depreciation)	383,665,216	(b)

Total accumulated earnings/(deficit)	$143,172,398

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $259,502,679.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the fund had a net long-term capital loss carryforward of $259,502,679, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 20.27	$ 22.06	$ 24.15	$ 22.12	$ 20.19

Income From Investment Operations

Net investment income(a)(b)	.14	.12	.07	.04	.05

Net realized and unrealized gain (loss) on investment transactions	(.34)	.21	(.69)	2.75	3.02

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.20)	.33	(.62)	2.79	3.07

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.06)	(.04)	(.04)	(.00	)(c)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.80)	(2.12)	(1.47)	(.76)	(1.14)

Net asset value, end of period	$ 19.27	$ 20.27	$ 22.06	$ 24.15	$ 22.12

Total Return

Total investment return based on net asset value(d)*	(1.09)%	2.58%	(2.57)%	12.94%	16.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$258,777	$368,201	$422,764	$509,111	$516,153

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.15%	1.12%	1.10%	1.12%	1.16%

Expenses, before waivers/reimbursements(e)	1.15%	1.13%	1.10%	1.13%	1.16%

Net investment income(b)	.87%	.64%	.30%	.17%	.25%

Portfolio turnover rate	52%	36%	42%	39%	57%

See	footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.42	$ 19.34	$ 21.46	$ 19.85	$ 18.37

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	(.02)	(.09)	(.12)	(.08)

Net realized and unrealized gain (loss) on investment transactions	(.32)	.16	(.60)	2.45	2.70
Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.30)	.14	(.69)	2.33	2.62

Less: Dividends and Distributions

Dividends from net investment income	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.65)	(2.06)	(1.43)	(.72)	(1.14)

Net asset value, end of period	$ 16.47	$ 17.42	$ 19.34	$ 21.46	$ 19.85

Total Return

Total investment return based on net asset value(d)*	(1.85)%	1.84%	(3.31)%	12.11%	15.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,006	$36,124	$59,761	$81,567	$143,061

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.90%	1.88%	1.85%	1.87%	1.90%

Expenses, before waivers/reimbursements(e)	1.90%	1.88%	1.85%	1.87%	1.90%

Net investment income (loss)(b)	.12%	(.10)%	(.44)%	(.60)%	(.49)%

Portfolio turnover rate	52%	36%	42%	39%	57%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 20.83	$ 22.62	$ 24.72	$ 22.62	$ 20.63

Income From Investment Operations

Net investment income(a)(b)	.19	.18	.13	.10	.10

Net realized and unrealized gain (loss) on investment transactions	(.34)	.21	(.71)	2.81	3.08

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.15)	.39	(.58)	2.91	3.18

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.12)	(.09)	(.09)	(.05)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.85)	(2.18)	(1.52)	(.81)	(1.19)

Net asset value, end of period	$ 19.83	$ 20.83	$ 22.62	$ 24.72	$ 22.62

Total Return

Total investment return based on net asset value(d)*	(.82	) %	2.83%	(2.34	) %	13.25%	16.83%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,225,735	$1,310,091	$1,349,282	$1,413,304	$1,221,938

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.90%	.87%	.85%	.87%	.89%

Expenses, before waivers/reimbursements(e)	.90%	.88%	.85%	.88%	.90%

Net investment income(b)	1.10%	.89%	.56%	.42%	.50%

Portfolio turnover rate	52%	36%	42%	39%	57%

See	footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 19.54	$ 21.36	$ 23.48	$ 21.57	$ 19.79

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.05	(.02)	(.05)	(.02)

Net realized and unrealized gain (loss) on investment transactions	(.34)	.19	(.67)	2.68	2.94

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.27)	.24	(.69)	2.63	2.92

Less: Dividends and Distributions

Dividends from net investment income	(.08)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.72)	(2.06)	(1.43)	(.72)	(1.14)

Net asset value, end of period	$ 18.55	$ 19.54	$ 21.36	$ 23.48	$ 21.57

Total Return

Total investment return based on net asset value(d)*	(1.43)%	2.16%	(3.01)%	12.55%	16.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$41,762	$60,911	$74,104	$94,612	$100,017

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.54%	1.52%	1.51%	1.52%	1.52%

Expenses, before waivers/reimbursements(e)	1.55%	1.53%	1.52%	1.53%	1.53%

Net investment income (loss)(b)	.46%	.24%	(.11)%	(.23)%	(.11)%

Portfolio turnover rate	52%	36%	42%	39%	57%

See	footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 19.94	$ 21.74	$ 23.80	$ 21.82	$ 19.95

Income From Investment Operations

Net investment income(a)(b)	.13	.10	.05	.01	.03

Net realized and unrealized gain (loss) on investment transactions	(.35)	.21	(.68)	2.72	2.98

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.22)	.31	(.63)	2.73	3.01

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.05)	– 0	–	(.03)	– 0	–

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.78)	(2.11)	(1.43)	(.75)	(1.14)

Net asset value, end of period	$ 18.94	$ 19.94	$ 21.74	$ 23.80	$ 21.82

Total Return

Total investment return based on net asset value(d)*	(1.13	) %	2.48%	(2.69	) %	12.88%	16.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$24,349	$31,724	$37,062	$43,126	$63,529

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.23%	1.21%	1.20%	1.21%	1.21%

Expenses, before waivers/reimbursements(e)	1.24%	1.22%	1.21%	1.22%	1.22%

Net investment income(b)	.77%	.55%	.20%	.07%	.19%

Portfolio turnover rate	52%	36%	42%	39%	57%

See	footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 20.13	$ 21.94	$ 24.03	$ 22.01	$ 20.10

Income From Investment Operations

Net investment income(a)(b)	.18	.17	.12	.10	.09

Net realized and unrealized gain (loss) on investment transactions	(.32)	.20	(.68)	2.73	3.01

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.14)	.37	(.56)	2.83	3.10

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.12)	(.10)	(.09)	(.05)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.85)	(2.18)	(1.53)	(.81)	(1.19)

Net asset value, end of period	$ 19.14	$ 20.13	$ 21.94	$ 24.03	$ 22.01

Total Return

Total investment return based on net asset value(d)*	(.79	) %	2.81%	(2.35	) %	13.27%	16.85%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$178,761	$231,569	$222,060	$265,834	$247,354

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.90%	.88%	.86%	.85%	.88%

Expenses, before waivers/reimbursements(e)	.90%	.88%	.86%	.86%	.89%

Net investment income(b)	1.11%	.89%	.54%	.44%	.50%

Portfolio turnover rate	52%	36%	42%	39%	57%

See	footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 20.11	$ 21.93	$ 24.01	$ 21.99	$ 20.09

Income From Investment Operations

Net investment income(a)(b)	.20	.19	.14	.12	.11

Net realized and unrealized gain (loss) on investment transactions	(.33)	.19	(.68)	2.72	2.99

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	(.13)	.38	(.54)	2.84	3.10

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.14)	(.11)	(.10)	(.06)

Distributions from net realized gain on investment transactions	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.86)	(2.20)	(1.54)	(.82)	(1.20)

Net asset value, end of period	$ 19.12	$ 20.11	$21.93	$ 24.01	$ 21.99

Total Return

Total investment return based on net asset value(d)*	(.71	) %	2.89%	(2.25	) %	13.36%	16.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$897,818	$939,099	$781,102	$554,655	$279,294

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.81%	.79%	.77%	.78%	.80%

Expenses, before waivers/reimbursements(e)	.81%	.79%	.78%	.79%	.80%

Net investment income(b)	1.19%	.97%	.62%	.53%	.59%

Portfolio turnover rate.	52%	36%	42%	39%	57%

See	footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018 and November 30, 2017 by .05%, .04% and .09%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Discovery Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Discovery Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 27, 2021

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2020. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. The Fund designates $92,901,042 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner there of from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#

Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire from the Adviser effective June 30, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

James W. MacGregor 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Head – US Value Equities since 2019; Chief Investment Officer of US Small and Mid-Cap Value Equities.

Erik A. Turenchalk 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

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services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB DISCOVERY VALUE FUND | 61

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

62 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 63

NOTES

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NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 65

NOTES

66 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES

abfunds.com	AB DISCOVERY VALUE FUND | 67

NOTES

68 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0151-1120

NOV     11.30.20

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

ANNUAL REPORT

January 6, 2021

This report provides management’s discussion of fund performance for AB International Value Fund for the annual reporting period ended November 30, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND[1]

Class A Shares	21.76%	-0.85%

Class C Shares	21.29%	-1.67%

Advisor Class Shares[2]	21.81%	-0.68%

Class R Shares[2]	21.56%	-1.12%

Class K Shares[2]	21.75%	-0.92%

Class I Shares[2]	21.92%	-0.64%

MSCI EAFE Index (net)	20.16%	6.37%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2020, by 0.00% and 0.04%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2020.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection drove the underperformance, relative to the benchmark, mainly due to selection within the industrials and financials sectors; selection within technology and utilities contributed. Sector selection was positive. An overweight to technology and an underweight to financials contributed, while an overweight to energy and an underweight to health care detracted. Overall country

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

selection (a result of bottom-up security analysis combined with fundamental research) contributed, led by an overweight to South Korea, while an underweight to Japan detracted.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection drove the outperformance, led by selection within the technology and consumer-discretionary sectors; selection within health care and consumer staples detracted. Sector selection was also positive, as gains from an underweight to health care and an overweight to technology offset losses from an overweight to energy and an underweight to industrials. Overall country selection contributed for the period. An overweight to Taiwan contributed most, offsetting losses from an overweight to Portugal.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities recorded positive returns for the 12-month period ended November 30, 2020. International equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and a commitment to vaccine development. In response, global economies rebounded from record GDP contractions amid an early stage economic recovery. At the end of the period—despite surging infection rates—favorable news about the efficacy of potential COVID-19 vaccines, and clarity following the US elections, fueled a broad-based rally defined by a significant shift in market leadership. US mega-cap technology companies, which led equity markets throughout much of the year, underperformed relative to more economically sensitive cyclical stocks. The momentum reversal also benefited small-cap stocks, which outperformed large-cap stocks, and value stocks, which outperformed their growth-style peers. For the 12-month period, however, large-caps have performed better than small-caps, and growth stocks have outperformed value stocks significantly in most categories.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct

(continued on next page)

4 | AB INTERNATIONAL VALUE FUND	abfunds.com

investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

6 | AB INTERNATIONAL VALUE FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2010 TO 11/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/2010 to 11/30/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

8 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.85%	-5.06%

5 Years	0.84%	-0.03%

10 Years	2.02%	1.58%

CLASS C SHARES

1 Year	-1.67%	-2.66%

5 Years	0.08%	0.08%

10 Years	1.27%	1.27%

ADVISOR CLASS SHARES[1]

1 Year	-0.68%	-0.68%

5 Years	1.09%	1.09%

10 Years	2.29%	2.29%

CLASS R SHARES[1]

1 Year	-1.12%	-1.12%

5 Years	0.59%	0.59%

10 Years	1.78%	1.78%

CLASS K SHARES[1]

1 Year	-0.92%	-0.92%

5 Years	0.89%	0.89%

10 Years	2.09%	2.09%

CLASS I SHARES[1]

1 Year	-0.64%	-0.64%

5 Years	1.27%	1.27%

10 Years	2.49%	2.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.61%, 2.37%, 1.36%, 1.83%, 1.52% and 1.11% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.30%

5 Years	1.57%

10 Years	1.42%

CLASS C SHARES

1 Year	0.17%

5 Years	1.66%

10 Years	1.10%

ADVISOR CLASS SHARES[1]

1 Year	2.22%

5 Years	2.70%

10 Years	2.13%

CLASS R SHARES[1]

1 Year	1.69%

5 Years	2.18%

10 Years	1.62%

CLASS K SHARES[1]

1 Year	1.96%

5 Years	2.49%

10 Years	1.94%

CLASS I SHARES[1]

1 Year	2.24%

5 Years	2.88%

10 Years	2.33%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB INTERNATIONAL VALUE FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,217.60	$6.93	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%
Class C
Actual	$1,000	$1,212.90	$11.06	2.00%
Hypothetical**	$1,000	$1,015.00	$10.08	2.00%
Advisor Class
Actual	$1,000	$1,218.10	$5.55	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%
Class R
Actual	$1,000	$1,215.60	$8.31	1.50%
Hypothetical**	$1,000	$1,017.50	$7.57	1.50%
Class K
Actual	$1,000	$1,217.50	$6.93	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%
Class I
Actual	$1,000	$1,219.20	$5.55	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $129.9

1

All data are as of November 30, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following: Austria, Belgium, Canada, China, Hong Kong, Israel, Macau, Norway, Spain and Sweden.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO SUMMARY (continued)

November 30, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG	$5,481,779	4.2%

Peugeot SA	3,150,947	2.4

Samsung Electronics Co., Ltd.	3,094,211	2.4

GlaxoSmithKline PLC	2,996,351	2.3

Alstom SA	2,771,057	2.1

EDP – Energias de Portugal SA	2,710,282	2.1

AerCap Holdings NV	2,700,316	2.1

Enel SpA	2,667,025	2.1

Faurecia SE	2,652,407	2.0

Suncor Group Ltd.	2,447,319	1.9

	$30,671,694	23.6%

1	Long-term investments.

14 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2020

Company	Shares		U.S. $ Value

COMMON STOCKS – 99.5%
Financials – 17.4%
Banks – 9.5%
Bank Hapoalim BM	180,000		$1,179,501
Bank Leumi Le-Israel BM	190,250		1,068,268
Bank of Ireland Group PLC(a) (b)	637,176		1,996,339
Erste Group Bank AG(b)	79,140		2,270,743
KBC Group NV(b)	34,490		2,400,907
Mediobanca Banca di Credito Finanziario SpA(a)	153,200		1,374,380
Westpac Banking Corp.	146,020		2,141,323

			12,431,461

Capital Markets – 1.6%
Credit Suisse Group AG	163,723		2,073,775

Consumer Finance – 0.0%
Isracard Ltd.	– 0	–	1

Diversified Financial Services – 1.0%
ORIX Corp.	86,100		1,274,398

Insurance – 5.3%
Allianz SE	10,370		2,430,574
NN Group NV	48,900		1,976,288
Suncorp Group Ltd.	329,967		2,447,319

			6,854,181

			22,633,816

Consumer Discretionary – 15.0%
Auto Components – 3.3%
Faurecia SE(b)	53,545		2,652,407
NGK Spark Plug Co., Ltd.	85,400		1,544,518

			4,196,925

Automobiles – 5.3%
Peugeot SA(a) (b)	134,304		3,150,947
Subaru Corp.	76,000		1,508,014
Suzuki Motor Corp.	42,000		2,252,379

			6,911,340

Hotels, Restaurants & Leisure – 2.7%
Galaxy Entertainment Group Ltd.	160,000		1,214,045
GVC Holdings PLC(b)	164,130		2,255,273

			3,469,318

Household Durables – 2.7%
Persimmon PLC	45,330		1,590,731
Sony Corp.	20,700		1,928,939

			3,519,670

Textiles, Apparel & Luxury Goods – 1.0%
Pandora A/S	13,250		1,328,506

			19,425,759

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 12.9%
Electronic Equipment, Instruments & Components – 0.7%
Zhen Ding Technology Holding Ltd.	213,000	$923,087

IT Services – 1.6%
Atos SE(b)	22,510	2,054,729

Semiconductors & Semiconductor Equipment – 5.9%
NXP Semiconductors NV	9,660	1,530,337
SCREEN Holdings Co., Ltd.(a)	30,700	2,045,064
SK Hynix, Inc.	23,750	2,092,810
Taiwan Semiconductor Manufacturing Co., Ltd.	114,000	1,940,489

		7,608,700

Software – 2.3%
Avast PLC(c)	268,860	1,813,620
Open Text Corp.	27,770	1,225,883

		3,039,503

Technology Hardware, Storage & Peripherals – 2.4%
Samsung Electronics Co., Ltd.	51,330	3,094,211

		16,720,230

Industrials – 10.2%
Aerospace & Defense – 1.0%
Saab AB – Class B(b)	51,040	1,339,354

Electrical Equipment – 1.5%
Fuji Electric Co., Ltd.	55,300	1,958,011

Machinery – 3.0%
Alstom SA(b)	51,376	2,771,057
Weichai Power Co., Ltd. – Class H	559,000	1,141,635

		3,912,692

Professional Services – 1.1%
UT Group Co., Ltd.(b)	45,700	1,437,282

Trading Companies & Distributors – 3.6%
AerCap Holdings NV(b)	73,458	2,700,316
Ashtead Group PLC	46,390	1,958,050

		4,658,366

		13,305,705

Consumer Staples – 9.7%
Beverages – 1.0%
Carlsberg AS – Class B	8,470	1,261,605

Food & Staples Retailing – 2.2%
Koninklijke Ahold Delhaize NV	39,210	1,121,065

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tesco PLC(a)	594,760	$1,790,181

		2,911,246

Food Products – 4.6%
Morinaga & Co., Ltd./Japan	19,200	700,545
Nichirei Corp.	45,000	1,225,879
Salmar ASA(b)	31,500	1,721,884
WH Group Ltd.(c)	2,957,000	2,408,984

		6,057,292

Tobacco – 1.9%
British American Tobacco PLC	68,950	2,427,196

		12,657,339

Health Care – 9.6%
Health Care Equipment & Supplies – 0.9%
ConvaTec Group PLC(c)	414,513	1,142,794

Pharmaceuticals – 8.7%
GlaxoSmithKline PLC	165,090	2,996,351
Nippon Shinyaku Co., Ltd.	14,800	1,061,073
Roche Holding AG	16,690	5,481,779
Sanofi	18,070	1,821,434

		11,360,637

		12,503,431

Materials – 8.2%
Chemicals – 3.8%
Air Water, Inc.	72,400	1,191,469
Evonik Industries AG	52,820	1,594,010
Tosoh Corp.	137,600	2,155,022

		4,940,501

Construction Materials – 1.0%
CRH PLC(b)	33,720	1,326,314

Metals & Mining – 3.4%
Agnico Eagle Mines Ltd.(a)	16,670	1,092,465
BlueScope Steel Ltd.	185,275	2,318,244
Northern Star Resources Ltd.(a)	103,450	960,789

		4,371,498

		10,638,313

Communication Services – 6.6%
Diversified Telecommunication Services – 3.4%
Nippon Telegraph & Telephone Corp.	85,800	2,029,192
Orange SA(a)	191,320	2,421,742

		4,450,934

Entertainment – 2.4%
Konami Holdings Corp.	28,300	1,474,883

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nintendo Co., Ltd.	2,800	$1,588,670

		3,063,553

Interactive Media & Services – 0.8%
Dip Corp.	42,800	994,160

		8,508,647

Utilities – 4.1%
Electric Utilities – 4.1%
EDP – Energias de Portugal SA	507,044	2,710,282
Enel SpA	265,830	2,667,025

		5,377,307

Real Estate – 3.1%
Equity Real Estate Investment Trusts (REITs) – 1.6%
Vicinity Centres(a)	1,689,511	2,039,385

Real Estate Management & Development – 1.5%
Aroundtown SA(b)	279,530	1,934,643

		3,974,028

Energy – 2.7%
Oil, Gas & Consumable Fuels – 2.7%
Repsol SA	161,313	1,546,144
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	116,690	1,970,178

		3,516,322

Total Common Stocks (cost $117,276,574)		129,260,897

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.04%(d)(e)(f) (cost $1,359,406)	1,359,406	1,359,406

Total Investments Before Security Lending Collateral for Securities Loaned – 100.6% (cost $118,635,980)		130,620,303

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
Investment Companies – 2.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(d)(e)(f) (cost $3,472,094)	3,472,094	3,472,094

Total Investments – 103.3% (cost $122,108,074)		134,092,397
Other assets less liabilities – (3.3)%		(4,239,041)

Net Assets – 100.0%		$129,853,356

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	3,441	USD	2,619	12/11/2020	$(30,317)
Bank of America, NA	GBP	1,964	USD	2,527	12/11/2020	(91,848)
Bank of America, NA	USD	2,060	CHF	1,863	12/11/2020	(8,630)
Bank of America, NA	USD	1,264	GBP	976	12/11/2020	37,977
Bank of America, NA	USD	3,529	SEK	30,838	12/11/2020	67,015
Barclays Bank PLC	EUR	657	USD	778	12/11/2020	(5,758)
Barclays Bank PLC	USD	646	AUD	881	12/11/2020	1,002
Barclays Bank PLC	USD	1,321	EUR	1,109	12/11/2020	2,433
BNP Paribas SA	JPY	67,331	USD	645	12/11/2020	(402)
Citibank, NA	CHF	1,235	USD	1,353	12/11/2020	(6,474)
Citibank, NA	CNY	7,459	USD	1,105	12/11/2020	(26,525)
Citibank, NA	EUR	3,848	USD	4,540	12/11/2020	(51,183)
Citibank, NA	HKD	8,343	USD	1,076	12/11/2020	(194)
Citibank, NA	JPY	53,245	USD	505	12/11/2020	(4,719)
Citibank, NA	USD	542	CNY	3,733	12/11/2020	24,355
Citibank, NA	USD	779	EUR	662	12/11/2020	11,174
Citibank, NA	KRW	4,595,133	USD	4,040	01/14/2021	(104,482)
Citibank, NA	TWD	71,498	USD	2,549	01/27/2021	27,366
Credit Suisse International	NOK	12,832	USD	1,423	12/11/2020	(19,737)
Credit Suisse International	SEK	16,489	USD	1,846	12/11/2020	(76,296)
Credit Suisse International	USD	1,278	CNY	8,683	12/11/2020	39,142
Credit Suisse International	USD	1,056	NOK	9,561	12/11/2020	18,931
Credit Suisse International	USD	619	PLN	2,316	12/11/2020	(1,959)
Goldman Sachs Bank USA	JPY	58,822	USD	555	12/11/2020	(8,359)
Goldman Sachs Bank USA	PLN	2,316	USD	602	12/11/2020	(15,551)
Goldman Sachs Bank USA	USD	618	EUR	518	12/11/2020	694
Goldman Sachs Bank USA	USD	6,843	JPY	722,793	12/11/2020	81,328
Goldman Sachs Bank USA	EUR	1,308	USD	1,539	12/18/2020	(22,332)
Goldman Sachs Bank USA	KRW	453,606	USD	409	01/14/2021	321
Goldman Sachs Bank USA	TWD	5,164	USD	183	01/27/2021	595
HSBC Bank USA	GBP	406	USD	530	12/11/2020	(11,260)
HSBC Bank USA	ILS	6,535	USD	1,918	12/11/2020	(57,441)
HSBC Bank USA	USD	1,209	SGD	1,649	12/11/2020	20,423
Morgan Stanley & Co., Inc.	JPY	202,215	USD	1,951	12/11/2020	13,856
Morgan Stanley & Co., Inc.	JPY	72,708	USD	686	12/11/2020	(10,984)
Morgan Stanley & Co., Inc.	USD	648	CHF	589	12/11/2020	271
Morgan Stanley & Co., Inc.	USD	792	EUR	677	12/18/2020	16,080
Morgan Stanley Capital Services, Inc.	JPY	126,408	USD	1,215	12/11/2020	4,092
Morgan Stanley Capital Services, Inc.	USD	708	GBP	534	01/21/2021	4,272
Morgan Stanley Capital Services, Inc.	USD	1,145	CHF	1,039	01/29/2021	726
Natwest Markets PLC	AUD	881	USD	626	12/11/2020	(20,569)
Natwest Markets PLC	EUR	486	USD	575	12/11/2020	(4,947)
Natwest Markets PLC	EUR	600	USD	702	12/18/2020	(13,791)
Standard Chartered Bank	GBP	1,301	USD	1,687	12/11/2020	(47,059)
Standard Chartered Bank	USD	1,910	KRW	2,132,784	01/14/2021	13,179
State Street Bank & Trust Co.	AUD	3,153	USD	2,270	12/11/2020	(45,133)
State Street Bank & Trust Co.	CHF	293	USD	323	12/11/2020	291

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	713	USD	837	12/11/2020	$(13,606)
State Street Bank & Trust Co.	ILS	1,034	USD	300	12/11/2020	(12,846)
State Street Bank & Trust Co.	JPY	46,561	USD	449	12/11/2020	2,929
State Street Bank & Trust Co.	JPY	171,996	USD	1,634	12/11/2020	(13,333)
State Street Bank & Trust Co.	NOK	1,227	USD	135	12/11/2020	(2,494)
State Street Bank & Trust Co.	USD	1,765	AUD	2,467	12/11/2020	46,141
State Street Bank & Trust Co.	USD	363	AUD	494	12/11/2020	(33)
State Street Bank & Trust Co.	USD	362	CAD	484	12/11/2020	10,759
State Street Bank & Trust Co.	USD	1,269	CHF	1,165	12/11/2020	13,857
State Street Bank & Trust Co.	USD	351	CHF	317	12/11/2020	(2,101)
State Street Bank & Trust Co.	USD	4,046	EUR	3,415	12/11/2020	28,179
State Street Bank & Trust Co.	USD	817	GBP	629	12/11/2020	21,160
State Street Bank & Trust Co.	USD	485	HKD	3,763	12/11/2020	209
State Street Bank & Trust Co.	USD	815	ILS	2,758	12/11/2020	19,101
State Street Bank & Trust Co.	USD	5,079	JPY	534,651	12/11/2020	42,927
State Street Bank & Trust Co.	USD	1,288	JPY	134,231	12/11/2020	(1,916)
State Street Bank & Trust Co.	USD	487	NOK	4,498	12/11/2020	18,371
State Street Bank & Trust Co.	USD	460	NZD	686	12/11/2020	21,297
State Street Bank & Trust Co.	USD	818	SEK	7,137	12/11/2020	14,643
State Street Bank & Trust Co.	EUR	2,787	USD	3,292	12/18/2020	(33,988)
State Street Bank & Trust Co.	USD	1,642	EUR	1,391	12/18/2020	18,007
State Street Bank & Trust Co.	AUD	696	USD	504	01/12/2021	(7,241)
State Street Bank & Trust Co.	USD	360	NOK	3,188	01/15/2021	(1,223)
State Street Bank & Trust Co.	USD	171	SEK	1,507	01/15/2021	5,227
State Street Bank & Trust Co.	ILS	508	USD	151	01/21/2021	(2,129)
State Street Bank & Trust Co.	USD	296	GBP	224	01/21/2021	2,698
State Street Bank & Trust Co.	USD	397	GBP	297	01/21/2021	(1,040)
UBS AG	HKD	18,602	USD	2,399	12/11/2020	(1,159)
UBS AG	USD	2,683	GBP	2,066	12/11/2020	70,814

						$(57,217)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the aggregate market value of these securities amounted to $5,365,398 or 4.1% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

20 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF ASSETS & LIABILITIES

November 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $117,276,574)	$129,260,897	(a)
Affiliated issuers (cost $4,831,500—including investment of cash collateral for securities loaned of $3,472,094)	4,831,500
Foreign currencies, at value (cost $293,754)	295,391
Unrealized appreciation on forward currency exchange contracts	721,842
Unaffiliated dividends receivable	664,931
Receivable for shares of beneficial interest sold	15,481
Affiliated dividends receivable	41

Total assets	135,790,083

Liabilities
Payable for collateral received on securities loaned	3,462,145
Unrealized depreciation on forward currency exchange contracts	779,059
Payable for shares of beneficial interest redeemed	756,946
Payable for investment securities purchased and foreign currency transactions	650,672
Advisory fee payable	52,159
Transfer Agent fee payable	21,331
Distribution fee payable	20,941
Administrative fee payable	15,553
Collateral due to securities lending agent	9,949
Trustees’ fees payable	4,857
Accrued expenses and other liabilities	163,115

Total liabilities	5,936,727

Net Assets	$129,853,356

Composition of Net Assets
Paid-in capital	$250,436,587
Accumulated loss	(120,583,231)

	$129,853,356

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$80,426,857	6,390,763	$12.58	*

C	$2,177,775	177,806	$12.25

Advisor	$32,189,376	2,495,229	$12.90

R	$6,067,753	487,118	$12.46

K	$7,162,473	571,224	$12.54

I	$1,829,122	145,520	$12.57

(a)	Includes securities on loan with a value of $9,517,111 (see Note E).

*	The maximum offering price per share for Class A shares was $13.14 which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $314,492)	$2,935,517
Affiliated issuers	8,522
Securities lending income	46,943	$2,990,982

Expenses
Advisory fee (see Note B)	996,625
Distribution fee—Class A	203,783
Distribution fee—Class C	31,440
Distribution fee—Class R	34,598
Distribution fee—Class K	18,011
Transfer agency—Class A	230,924
Transfer agency—Class C	9,666
Transfer agency—Advisor Class	87,764
Transfer agency—Class R	17,991
Transfer agency—Class K	14,409
Transfer agency—Class I	603
Custody and accounting	126,675
Registration fees	85,388
Administrative	84,252
Audit and tax	83,864
Printing	49,686
Legal	23,465
Trustees’ fees	17,975
Miscellaneous	22,435

Total expenses	2,139,554
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(523,488)

Net expenses		1,616,066

Net investment income		1,374,916

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(7,391,468)
Forward currency exchange contracts		(248,705)
Foreign currency transactions		50,023
Net change in unrealized appreciation/depreciation of:
Investments		1,111,319
Forward currency exchange contracts		49,513
Foreign currency denominated assets and liabilities		37,123

Net loss on investment and foreign currency transactions		(6,392,195)

Net Decrease in Net Assets from Operations		$(5,017,279)

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2020	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,374,916	$2,822,350
Net realized loss on investment and foreign currency transactions	(7,590,150)	(12,465,069)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,197,955	16,481,252

Net increase (decrease) in net assets from operations	(5,017,279)	6,838,533
Distributions to Shareholders
Class A	(1,143,181)	(263,015)
Class C	(569)	– 0	–
Advisor Class	(497,715)	(222,533)
Class R	(83,672)	– 0	–
Class K	(102,358)	(21,405)
Class I	(72,525)	(29,459)
Transactions in Shares of Beneficial Interest
Net decrease	(33,596,375)	(33,528,533)

Total decrease	(40,513,674)	(27,226,412)
Net Assets
Beginning of period	170,367,030	197,593,442

End of period	$129,853,356	$170,367,030

See notes to financial statements.

24 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2020

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B share have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

26 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$22,633,816		$	– 0	–	$22,633,816
Consumer Discretionary		– 0	–	19,425,759			– 0	–	19,425,759
Information Technology		2,756,220		13,964,010			– 0	–	16,720,230
Industrials		2,700,316		10,605,389			– 0	–	13,305,705
Consumer Staples		– 0	–	12,657,339			– 0	–	12,657,339
Health Care		1,142,794		11,360,637			– 0	–	12,503,431
Materials		1,092,465		9,545,848			– 0	–	10,638,313
Communication Services		– 0	–	8,508,647			– 0	–	8,508,647
Utilities		– 0	–	5,377,307			– 0	–	5,377,307
Real Estate		– 0	–	3,974,028			– 0	–	3,974,028
Energy		– 0	–	3,516,322			– 0	–	3,516,322
Short-Term Investments		1,359,406		– 0	–		– 0	–	1,359,406
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		3,472,094		– 0	–		– 0	–	3,472,094

Total Investments in Securities		12,523,295		121,569,102	(a)		– 0	–	134,092,397
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	721,842			– 0	–	721,842
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(779,059)			– 0	–	(779,059)

Total		$12,523,295		$121,511,885		$	– 0	–	$134,035,180

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated

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NOTES TO FINANCIAL STATEMENTS (continued)

into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In July 2015, the Fund successfully recovered taxes withheld by Finland in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for a portion of the remaining balance, although the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective July 01, 2019 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Expense Caps”) to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. For the year ended November 30, 2020, such reimbursements/waivers amounted to $521,011.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2020, the reimbursement for such services amounted to $84,252.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $136,218 for the year ended November 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $427 from the sale of Class A shares and received $5,776 and $1,060 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2020, such waiver amounted to $1,368.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2020 is as follows:

Fund	Market Value 11/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,535	$40,575	$40,750	$1,360	$9
Government Money Market Portfolio*	9,200	68,295	74,023	3,472	6

Total				$4,832	$15

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,489,770, $2,364,431 and $2,418,695 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$62,599,784		$94,895,023
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$123,221,968

Gross unrealized appreciation	$20,592,285
Gross unrealized depreciation	(9,674,615)

Net unrealized appreciation	$10,917,670

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2020, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$721,842	Unrealized depreciation on forward currency exchange contracts	$779,059

Total		$721,842		$779,059

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(248,705)	$49,513

Total		$(248,705)	$49,513

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$52,814,726
Average principal amount of sale contracts	$52,311,606

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$104,992	$(104,992)	$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	3,435	(3,435)		– 0	–		– 0	–	– 0	–
Citibank, NA	62,895	(62,895)		– 0	–		– 0	–	– 0	–
Credit Suisse International	58,073	(58,073)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	82,938	(46,242)		– 0	–		– 0	–	36,696
HSBC Bank USA	20,423	(20,423)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services, Inc.	39,297	(10,984)		– 0	–		– 0	–	28,313
Standard Chartered Bank	13,179	(13,179)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	265,796	(137,083)		– 0	–		– 0	–	128,713
UBS AG	70,814	(1,159)		– 0	–		– 0	–	69,655

Total	$721,842	$(458,465)	$	– 0	–	$	– 0	–	$263,377	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$130,795	$(104,992)	$	– 0	–	$	– 0	–	$25,803
Barclays Bank PLC	5,758	(3,435)		– 0	–		– 0	–	2,323
BNP Paribas SA	402	0		– 0	–		– 0	–	402
Citibank, NA	193,577	(62,895)		– 0	–		– 0	–	130,682
Credit Suisse International	97,992	(58,073)		– 0	–		– 0	–	39,919
Goldman Sachs Bank USA	46,242	(46,242)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	68,701	(20,423)		– 0	–		– 0	–	48,278
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services, Inc.	10,984	(10,984)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	39,307	0		– 0	–		– 0	–	39,307
Standard Chartered Bank	47,059	(13,179)		– 0	–		– 0	–	33,880
State Street Bank & Trust Co.	137,083	(137,083)		– 0	–		– 0	–	– 0	–
UBS AG	1,159	(1,159)		– 0	–		– 0	–	– 0	–

Total	$779,059	$(458,465)	$	– 0	–	$	– 0	–	$320,594	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are

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NOTES TO FINANCIAL STATEMENTS (continued)

marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$9,517,111	$3,472,094	$6,713,385	$40,938	$6,005	$1,109

*	As of November 30, 2020.

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NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019

Class A
Shares sold	513,868	561,561	$5,621,728	$6,790,940

Shares issued in reinvestment of dividends	81,035	20,433	1,046,977	241,926

Shares converted from Class B	– 0	–	38,306	– 0	–	490,359

Shares converted from Class C	50,582	158,378	565,036	1,943,293

Shares redeemed	(2,245,589)	(2,263,861)	(25,441,414)	(27,592,106)

Net decrease	(1,600,104)	(1,485,183)	$(18,207,673)	$(18,125,588)

Class B
Shares sold	– 0	–	1,716	$	– 0	–	$20,424

Shares converted to Class A	– 0	–	(39,319)	– 0	–	(490,359)

Shares redeemed	– 0	–	(5,215)	– 0	–	(62,982)

Net decrease	– 0	–	(42,818)	$	– 0	–	$(532,917)

Class C
Shares sold	16,486	118,886	$176,101	$1,376,432

Shares issued in reinvestment of dividends	40	– 0	–	513	– 0	–

Shares converted to Class A	(51,757)	(162,719)	(565,036)	(1,943,293)

Shares redeemed	(170,328)	(263,114)	(1,782,718)	(3,073,424)

Net decrease	(205,559)	(306,947)	$(2,171,140)	$(3,640,285)

Advisor Class
Shares sold	299,283	424,712	$3,330,552	$5,319,831

Shares issued in reinvestment of dividends	30,742	14,969	406,105	181,126

Shares redeemed	(690,767)	(1,245,603)	(7,712,023)	(15,355,278)

Net decrease	(360,742)	(805,922)	$(3,975,366)	$(9,854,321)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended November 30, 2020	Year Ended November 30, 2019		Year Ended November 30, 2020	Year Ended November 30, 2019

Class R
Shares sold	95,288	148,937		$1,017,547	$1,800,551

Shares issued in reinvestment of dividends	6,525	– 0	–	83,645	– 0	–

Shares redeemed	(371,728)	(382,169)		(4,227,414)	(4,622,772)

Net decrease	(269,915)	(233,232)		$(3,126,222)	$(2,822,221)

Class K
Shares sold	194,979	140,257		$2,048,564	$1,709,352

Shares issued in reinvestment of dividends	7,947	1,814		102,358	21,405

Shares redeemed	(289,483)	(248,565)		(3,174,463)	(3,005,431)

Net decrease	(86,557)	(106,494)		$(1,023,541)	$(1,274,674)

Class I
Shares sold	94,871	328,956		$994,067	$4,017,189

Shares issued in reinvestment of dividends	5,618	2,487		72,298	29,370

Shares redeemed	(525,953)	(107,056)		(6,158,798)	(1,325,086)

Net increase (decrease)	(425,464)	224,387		$(5,092,433)	$2,721,473

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

40 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to

abfunds.com	AB INTERNATIONAL VALUE FUND | 41

NOTES TO FINANCIAL STATEMENTS (continued)

effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,900,020	$536,412

Total taxable distributions paid	$1,900,020	$536,412

42 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$832,461
Accumulated capital and other losses	(133,158,580	)(a)
Unrealized appreciation/(depreciation)	10,944,636	(b)

Total accumulated earnings/(deficit)	$(121,381,483	)(c)

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $133,158,580.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $43,521,673 and a net long-term capital loss carryforward of $89,636,907, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2020		2019	2018		2017	2016

Net asset value, beginning of period	$ 12.84		$ 12.32	$ 14.98		$ 11.93	$ 12.67

Income From Investment Operations

Net investment income(a)(b)	.11		.19	.16		.20†	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)		.36	(2.54)		2.87	(.75)

Net increase (decrease) in net asset value from operations	(.12)		.55	(2.38)		3.07	(.56)

Less: Dividends

Dividends from net investment income	(.14)		(.03)	(.28)		(.02)	(.18)

Net asset value, end of period	$ 12.58		$ 12.84	$ 12.32		$ 14.98	$ 11.93

Total Return

Total investment return based on net asset value(c)*	(.85	) %	4.47%	(16.20	) %	25.78%†	(4.49	) %

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$80		$102	$117		$160	$129

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.25%		1.44%	1.43%		1.45%	1.50%

Expenses, before waivers/reimbursements(d)	1.65%		1.61%	1.43%		1.46%	1.50%

Net investment income(b)	1.00%		1.56%	1.11%		1.43%†	1.61%

Portfolio turnover rate	48%		47%	34%		50%	58%

See footnote summary on page 50.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2020		2019	2018		2017	2016

Net asset value, beginning of period	$ 12.46		$ 12.02	$ 14.45		$ 11.57	$ 12.28

Income From Investment Operations

Net investment income(a)(b)	.03		.10	.05		.07†	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)		.34	(2.47)		2.81	(.74)

Net increase (decrease) in net asset value from operations	(.21)		.44	(2.42)		2.88	(.64)

Less: Dividends

Dividends from net investment income	(.00	)(e)	– 0 –	(.01)		– 0 –	(.07)

Net asset value, end of period	$ 12.25		$ 12.46	$ 12.02		$ 14.45	$ 11.57

Total Return

Total investment return based on net asset value(c)*	(1.67	) %	3.66%	(16.77	) %	24.89%†	(5.22	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,178		$4,775	$8,295		$16,223	$42,198

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	2.00%		2.22%	2.18%		2.22%	2.25%

Expenses, before waivers/reimbursements(d)	2.43%		2.37%	2.18%		2.23%	2.25%

Net investment income(b)	.26%		.86%	.34%		.50%†	.84%

Portfolio turnover rate	48%		47%	34%		50%	58%

See footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2020		2019	2018		2017	2016

Net asset value, beginning of period	$ 13.16		$ 12.63	$ 15.33		$ 12.20	$ 12.96

Income From Investment Operations

Net investment income(a)(b)	.15		.23	.20		.23†	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)		.36	(2.59)		2.94	(.77)

Net increase (decrease) in net asset value from operations	(.08)		.59	(2.39)		3.17	(.55)

Less: Dividends

Dividends from net investment income	(.18)		(.06)	(.31)		(.04)	(.21)

Net asset value, end of period	$ 12.90		$ 13.16	$ 12.63		$ 15.33	$ 12.20

Total Return

Total investment return based on net asset value(c)*	(.68	) %	4.72%	(15.92	) %	26.08%†	(4.26	) %

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$32		$38	$46		$65	$61

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.00%		1.20%	1.18%		1.21%	1.25%

Expenses, before waivers/reimbursements(d)	1.40%		1.36%	1.18%		1.21%	1.25%

Net investment income(b)	1.25%		1.84%	1.36%		1.66%†	1.84%

Portfolio turnover rate	48%		47%	34%		50%	58%

See footnote summary on page 50.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2020		2019	2018		2017	2016

Net asset value, beginning of period	$ 12.71		$ 12.20	$ 14.83		$ 11.82	$ 12.54

Income From Investment Operations

Net investment income(a)(b)	.08		.16	.12		.16†	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		.35	(2.52)		2.85	(.75)

Net increase (decrease) in net asset value from operations	(.14)		.51	(2.40)		3.01	(.59)

Less: Dividends

Dividends from net investment income	(.11)		– 0 –	(.23)		– 0 –	(.13)

Net asset value, end of period	$ 12.46		$ 12.71	$ 12.20		$ 14.83	$ 11.82

Total Return

Total investment return based on net asset value(c)*	(1.12	) %	4.18%	(16.41	) %	25.52%†	(4.69	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,068		$9,623	$12,079		$16,561	$15,684

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%		1.69%	1.72%		1.71%	1.71%

Expenses, before waivers/reimbursements(d)	1.88%		1.83%	1.73%		1.72%	1.71%

Net investment income(b)	.74%		1.32%	.82%		1.15%†	1.38%

Portfolio turnover rate	48%		47%	34%		50%	58%

See footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2020		2019	2018		2017	2016

Net asset value, beginning of period	$ 12.81		$ 12.29	$ 14.93		$ 11.90	$ 12.62

Income From Investment Operations

Net investment income(a)(b)	.12		.20	.16		.20†	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)		.35	(2.52)		2.86	(.74)

Net increase (decrease) in net asset value from operations	(.11)		.55	(2.36)		3.06	(.54)

Less: Dividends

Dividends from net investment income	(.16)		(.03)	(.28)		(.03)	(.18)

Net asset value, end of period	$ 12.54		$ 12.81	$ 12.29		$ 14.93	$ 11.90

Total Return

Total investment return based on net asset value(c)*	(.92	) %	4.48%	(16.09	) %	25.80%†	(4.34	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,162		$8,425	$9,390		$12,888	$10,955

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.25%		1.40%	1.41%		1.40%	1.40%

Expenses, before waivers/reimbursements(d)	1.57%		1.52%	1.42%		1.41%	1.40%

Net investment income(b)	1.02%		1.65%	1.12%		1.47%†	1.72%

Portfolio turnover rate	48%		47%	34%		50%	58%

See footnote summary on page 50.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2020		2019	2018		2017	2016

Net asset value, beginning of period	$ 12.86		$ 12.35	$ 15.01		$ 11.94	$ 12.68

Income From Investment Operations

Net investment income(a)(b)	.15		.24	.23		.25†	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)		.35	(2.54)		2.89	(.75)

Net increase (decrease) in net asset value from operations	(.08)		.59	(2.31)		3.14	(.50)

Less: Dividends

Dividends from net investment income	(.21)		(.08)	(.35)		(.07)	(.24)

Net asset value, end of period	$ 12.57		$ 12.86	$ 12.35		$ 15.01	$ 11.94

Total Return

Total investment return based on net asset value(c)*	(.64	) %	4.87%	(15.77	) %	26.41%†	(3.98	) %

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,829		$7,342	$4,280		$10,781	$2,504

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.00%		1.03%	.98%		.96%	.97%

Expenses, before waivers/reimbursements(d)	1.14%		1.11%	.99%		.97%	.97%

Net investment income(b)	1.30%		1.97%	1.61%		1.79%†	2.07%

Portfolio turnover rate	48%		47%	34%		50%	58%

See footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

(e)	Amount is less than $.005.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2020 and November 30, 2019 by .04% and .19%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 27, 2021

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2020.

For the taxable year ended November 30, 2020, the Fund designates 100% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2020, $176,992 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $3,251,167.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

54 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 69 (2020)	Private Investor since prior to 2016. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 68 (2008)	Private Invest since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#

Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. He is expected to retire from the Adviser effective June 30, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

abfunds.com	AB INTERNATIONAL VALUE FUND | 61

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Tawhid Ali 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of European Value Equities.

Avi Lavi 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer of Global and International Value Equities.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

62 | AB INTERNATIONAL VALUE FUND	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB INTERNATIONAL VALUE FUND | 63

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

64 | AB INTERNATIONAL VALUE FUND	abfunds.com

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB INTERNATIONAL VALUE FUND | 65

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. At the request of the directors, the Adviser agreed to limit the Fund’s expense ratio effective July 1, 2019. The information reviewed by the directors included a pro forma expense ratio that gave effect to the limit for the entire year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category

abfunds.com	AB INTERNATIONAL VALUE FUND | 67

were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB INTERNATIONAL VALUE FUND | 69

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0151-1120

NOV    11.30.20

ANNUAL REPORT

AB VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

ANNUAL REPORT

January 7, 2021

This report provides management’s discussion of fund performance for AB Value Fund for the annual reporting period ended November 30, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB VALUE FUND

Class A Shares	16.37%	-0.76%

Class C Shares	15.93%	-1.54%

Advisor Class Shares[1]	16.59%	-0.47%

Class R Shares[1]	16.10%	-1.18%

Class K Shares[1]	16.28%	-0.94%

Class I Shares[1]	16.58%	-0.44%

Russell 1000 Value Index	17.44%	1.72%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2020.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Overall security selection detracted from returns, relative to the benchmark. Selection within the financials and utilities sectors detracted most, while selection within communication services and real estate contributed. Sector selection added to returns, as gains from an overweight to technology offset losses from an underweight to materials.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection detracted, mainly within the utilities and energy sectors, while selection within communication services and consumer discretionary contributed. Sector selection contributed to performance, led by overweights to consumer discretionary

2 | AB VALUE FUND	abfunds.com

and industrials that helped offset losses from an underweight to materials and an overweight to technology.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international equities recorded positive returns for the 12-month period ended November 30, 2020. Global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and a commitment to vaccine development. In response, global economies rebounded from record GDP contractions amid an early stage economic recovery. At the end of the period—despite surging infection rates—favorable news about the efficacy of potential COVID-19 vaccines, and clarity following the US elections, fueled a broad-based rally defined by a significant shift in market leadership. US mega-cap technology companies, which led equity markets throughout much of the year, underperformed relative to more economically sensitive cyclical stocks. The momentum reversal also benefited small-cap stocks, which outperformed large-cap stocks, and value stocks, which outperformed their growth-style peers. For the 12-month period, however, large-caps have performed better than small-caps, and growth stocks have outperformed value stocks significantly in most categories.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose

(continued on next page)

abfunds.com	AB VALUE FUND | 3

long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this

abfunds.com	AB VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2010 TO 11/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/2010 to 11/30/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.76%	-4.99%

5 Years	3.46%	2.56%

10 Years	7.46%	7.00%

CLASS C SHARES

1 Year	-1.54%	-2.51%

5 Years	2.68%	2.68%

10 Years	6.68%	6.68%

ADVISOR CLASS SHARES[1]

1 Year	-0.47%	-0.47%

5 Years	3.74%	3.74%

10 Years	7.76%	7.76%

CLASS R SHARES[1]

1 Year	-1.18%	-1.18%

5 Years	3.01%	3.01%

10 Years	7.04%	7.04%

CLASS K SHARES[1]

1 Year	-0.94%	-0.94%

5 Years	3.32%	3.32%

10 Years	7.36%	7.36%

CLASS I SHARES[1]

1 Year	-0.44%	-0.44%

5 Years	3.79%	3.79%

10 Years	7.83%	7.83%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.74%, 0.74%, 1.44%, 1.13% and 0.70% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.37%

5 Years	4.36%

10 Years	6.68%

CLASS C SHARES

1 Year	-0.86%

5 Years	4.48%

10 Years	6.36%

ADVISOR CLASS SHARES[1]

1 Year	1.14%

5 Years	5.51%

10 Years	7.43%

CLASS R SHARES[1]

1 Year	0.49%

5 Years	4.79%

10 Years	6.71%

CLASS K SHARES[1]

1 Year	0.76%

5 Years	5.11%

10 Years	7.04%

CLASS I SHARES[1]

1 Year	1.18%

5 Years	5.57%

10 Years	7.50%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,163.70	$5.36	0.99%
Hypothetical**	$1,000	$1,020.05	$5.00	0.99%
Class C
Actual	$1,000	$1,159.30	$9.45	1.75%
Hypothetical**	$1,000	$1,016.25	$8.82	1.75%
Advisor Class
Actual	$1,000	$1,165.90	$4.01	0.74%
Hypothetical**	$1,000	$1,021.30	$3.74	0.74%
Class R
Actual	$1,000	$1,161.00	$7.78	1.44%
Hypothetical**	$1,000	$1,017.80	$7.26	1.44%
Class K
Actual	$1,000	$1,162.80	$6.16	1.14%
Hypothetical**	$1,000	$1,019.30	$5.76	1.14%
Class I
Actual	$1,000	$1,165.80	$3.84	0.71%
Hypothetical**	$1,000	$1,021.45	$3.59	0.71%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $366.6

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Comcast Corp. – Class A	$20,933,853	5.7%

Medtronic PLC	14,721,990	4.0

Bank of America Corp.	14,166,902	3.9

Walmart, Inc.	13,307,245	3.6

Coca-Cola Co. (The)	10,482,334	2.8

UnitedHealth Group, Inc.	10,139,642	2.8

Oracle Corp.	10,127,724	2.8

Roche Holding AG (Sponsored ADR)	9,566,167	2.6

Wells Fargo & Co.	9,503,988	2.6

United Rentals, Inc.	9,439,644	2.6

	$122,389,489	33.4%

1	All data are as of November 30, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 17.9%
Banks – 8.9%
Bank of America Corp.	503,086	$14,166,902
Citigroup, Inc.	99,022	5,453,142
Comerica, Inc.	36,782	1,809,674
First Citizens BancShares, Inc./NC – Class A	3,197	1,689,902
Wells Fargo & Co.	347,495	9,503,988

		32,623,608

Capital Markets – 2.4%
Ameriprise Financial, Inc.	20,823	3,857,253
Morgan Stanley	76,593	4,735,745

		8,592,998

Consumer Finance – 1.4%
Synchrony Financial	171,372	5,221,705

Insurance – 4.3%
Everest Re Group Ltd.	22,765	5,175,167
MetLife, Inc.	128,865	5,949,697
Reinsurance Group of America, Inc. – Class A	40,378	4,654,776

		15,779,640

Thrifts & Mortgage Finance – 0.9%
Essent Group Ltd.	75,510	3,311,869

		65,529,820

Industrials – 15.2%
Airlines – 2.0%
Alaska Air Group, Inc.	72,785	3,709,851
Southwest Airlines Co.	81,197	3,762,669

		7,472,520

Construction & Engineering – 1.5%
AECOM(a)	101,877	5,286,398

Machinery – 2.1%
Caterpillar, Inc.	45,075	7,824,569

Professional Services – 2.2%
Robert Half International, Inc.	125,198	8,035,208

Road & Rail – 3.6%
CSX Corp.	79,318	7,142,586
Knight-Swift Transportation Holdings, Inc.	76,956	3,177,513
Lyft, Inc.(a) (b)	72,506	2,767,554

		13,087,653

Trading Companies & Distributors – 3.8%
United Rentals, Inc.(a)	41,588	9,439,644
WW Grainger, Inc.	10,490	4,387,967

		13,827,611

		55,533,959

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 12.9%
Health Care Equipment & Supplies – 4.0%
Medtronic PLC	129,481	$14,721,990

Health Care Providers & Services – 2.8%
UnitedHealth Group, Inc.	30,147	10,139,642

Health Care Technology – 1.5%
Change Healthcare, Inc.(a)	324,755	5,563,053

Pharmaceuticals – 4.6%
Johnson & Johnson	50,826	7,353,506
Roche Holding AG (Sponsored ADR)	234,350	9,566,167

		16,919,673

		47,344,358

Information Technology – 10.3%
Communications Equipment – 3.4%
Juniper Networks, Inc.	348,904	7,595,640
Nokia Oyj (Sponsored ADR) – Class A(a) (b)	1,255,240	5,058,617

		12,654,257

Semiconductors & Semiconductor Equipment – 2.0%
NXP Semiconductors NV	46,554	7,375,085

Software – 2.8%
Oracle Corp.	175,463	10,127,724

Technology Hardware, Storage & Peripherals – 2.1%
Western Digital Corp.	170,294	7,642,795

		37,799,861

Communication Services – 9.2%
Diversified Telecommunication Services – 6.5%
Charter Communications, Inc. – Class A(a) (b)	4,270	2,783,997
Comcast Corp. – Class A	416,677	20,933,853

		23,717,850

Interactive Media & Services – 1.5%
Alphabet, Inc. – Class C(a)	3,227	5,681,908

Wireless Telecommunication Services – 1.2%
T-Mobile US, Inc.(a)	32,421	4,310,047

		33,709,805

Consumer Discretionary – 9.1%
Auto Components – 2.2%
Magna International, Inc. – Class A (United States)(b)	135,362	8,313,934

14 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 1.8%
PulteGroup, Inc.	148,974	$6,499,736

Specialty Retail – 5.1%
AutoZone, Inc.(a)	6,210	7,064,806
Gap, Inc. (The)	350,304	7,342,372
Williams-Sonoma, Inc.	38,687	4,235,066

		18,642,244

		33,455,914

Consumer Staples – 7.8%
Beverages – 4.1%
Coca-Cola Co. (The)	203,146	10,482,334
Molson Coors Beverage Co. – Class B	60,025	2,761,150
PepsiCo, Inc.	12,711	1,833,307

		15,076,791

Food & Staples Retailing – 3.7%
Walmart, Inc.	87,095	13,307,245

		28,384,036

Utilities – 5.4%
Electric Utilities – 3.9%
American Electric Power Co., Inc.	68,749	5,836,103
NextEra Energy, Inc.	115,140	8,473,152

		14,309,255

Multi-Utilities – 1.5%
Ameren Corp.	72,004	5,600,471

		19,909,726

Energy – 4.2%
Oil, Gas & Consumable Fuels – 4.2%
Chevron Corp.	73,355	6,395,089
EOG Resources, Inc.	63,891	2,995,210
Valero Energy Corp.	111,937	6,018,852

		15,409,151

Materials – 4.0%
Chemicals – 2.5%
LyondellBasell Industries NV – Class A(b)	67,364	5,732,677
Westlake Chemical Corp.	46,421	3,488,538

		9,221,215

Metals & Mining – 1.5%
Reliance Steel & Aluminum Co.	46,550	5,483,590

		14,704,805

Real Estate – 3.6%
Equity Real Estate Investment Trusts (REITs) – 3.6%
American Campus Communities, Inc.	89,407	3,558,399
Americold Realty Trust(b)	112,183	3,828,806

abfunds.com	AB VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Camden Property Trust	34,218	$3,381,765
Mid-America Apartment Communities, Inc.	19,971	2,519,541

		13,288,511

Total Common Stocks (cost $313,197,961)		365,069,946

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(c) (d) (e) (cost $5,453,975)	5,453,975	5,453,975

Total Investments Before Security Lending Collateral for Securities Loaned – 101.1% (cost $318,651,936)		370,523,921

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.04%(c) (d) (e) (cost $2,310,904)	2,310,904	2,310,904

Total Investments – 101.7% (cost $320,962,840)		372,834,825
Other assets less liabilities – (1.7)%		(6,192,623)

Net Assets – 100.0%		$366,642,202

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $313,197,961)	$365,069,946	(a)
Affiliated issuers (cost $7,764,879—including investment of cash collateral for securities loaned of $2,310,904)	7,764,879
Unaffiliated dividends receivable	944,347
Receivable for shares of beneficial interest sold	337,960
Affiliated dividends receivable	38

Total assets	374,117,170

Liabilities
Payable for investment securities purchased	4,248,010
Payable for collateral received on securities loaned	2,310,904
Payable for shares of beneficial interest redeemed	601,557
Advisory fee payable	154,930
Transfer Agent fee payable	18,377
Administrative fee payable	15,553
Distribution fee payable	10,362
Trustees’ fees payable	5,639
Accrued expenses	109,636

Total liabilities	7,474,968

Net Assets	$366,642,202

Composition of Net Assets
Paid-in capital	$322,050,552
Distributable earnings	44,591,650

	$366,642,202

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$43,203,416	2,907,050	$14.86	*

C	$1,046,290	70,446	$14.85

Advisor	$314,297,868	21,097,769	$14.90

R	$319,589	21,724	$14.71

K	$6,247,893	428,726	$14.57

I	$1,527,146	103,420	$14.77

(a)	Includes securities on loan with a value of $24,146,394 (see Note E).

*	The maximum offering price per share for Class A shares was $15.52 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $84,880)	$8,183,641
Affiliated issuers	14,366
Securities lending income	30,808	$8,228,815

Expenses
Advisory fee (see Note B)	1,863,972
Distribution fee—Class A	100,527
Distribution fee—Class C	13,165
Distribution fee—Class R	2,191
Distribution fee—Class K	15,847
Transfer agency—Class A	23,205
Transfer agency—Class C	904
Transfer agency—Advisor Class	166,716
Transfer agency—Class R	1,140
Transfer agency—Class K	12,677
Transfer agency—Class I	282
Custody and accounting	111,046
Registration fees	94,720
Administrative	84,252
Audit and tax	54,407
Printing	40,774
Legal	33,061
Trustees’ fees	21,091
Miscellaneous	24,706

Total expenses	2,664,683
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(2,500)

Net expenses		2,662,183

Net investment income		5,566,632

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(11,908,320)
Net change in unrealized appreciation/depreciation of investments		2,927,805

Net loss on investment transactions		(8,980,515)

Net Decrease in Net Assets from Operations		$(3,413,883)

See notes to financial statements.

18 | AB VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2020	Year Ended November 30, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,566,632	$5,879,099
Net realized gain (loss) on investment transactions	(11,908,320)	2,970,234
Net change in unrealized appreciation/depreciation of investments	2,927,805	7,799,213

Net increase (decrease) in net assets from operations	(3,413,883)	16,648,546
Distributions to Shareholders
Class A	(1,003,791)	(2,133,788)
Class B	– 0	–	(23,746)
Class C	(25,182)	(84,904)
Advisor Class	(7,581,447)	(13,862,492)
Class R	(9,808)	(31,746)
Class K	(147,489)	(341,049)
Class I	(39,178)	(66,275)
Transactions in Shares of Beneficial Interest
Net increase	26,010	541,926

Total increase (decrease)	(12,194,768)	646,472
Net Assets
Beginning of period	378,836,970	378,190,498

End of period	$366,642,202	$378,836,970

See notes to financial statements.

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS

November 30, 2020

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$365,069,946		$	– 0	–	$	– 0	–	$365,069,946
Short-Term Investments	5,453,975			– 0	–		– 0	–	5,453,975
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,310,904			– 0	–		– 0	–	2,310,904

Total Investments in Securities	372,834,825			– 0	–		– 0	–	372,834,825
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$372,834,825		$	– 0	–	$	– 0	–	$372,834,825

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these dif-

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NOTES TO FINANCIAL STATEMENTS (continued)

ferences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2020, the reimbursement for such services amounted to $84,252.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $112,466 for the year ended November 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $558 from the sale of Class A shares and received $280 and $87 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2020, such waiver amounted to $2,086.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2020 is as follows:

Fund	Market Value 11/30/19 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,147		$125,732	$122,425	$5,454	$14
Government Money Market Portfolio*	– 0	–	32,799	30,488	2,311	2

Total					$7,765	$16

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $974,392, $146,856 and $84,745 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$206,563,691		$209,715,491
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$322,302,323

Gross unrealized appreciation	$63,863,228
Gross unrealized depreciation	(13,330,725)

Net unrealized appreciation	$50,532,503

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

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to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 24,146,394	$2,310,904	$22,661,115	$28,477	$2,331	$414

*	As of November 30, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2020		Year Ended November 30, 2019	Year Ended November 30, 2020			Year Ended November 30, 2019

Class A
Shares sold	265,930		106,949		$3,614,885		$1,522,824

Shares issued in reinvestment of dividends	57,860		132,088		875,425		1,837,342

Shares converted from Class B	– 0	–	40,841		– 0	–	619,419

Shares converted from Class C	25,689		34,105		332,467		495,251

Shares redeemed	(501,077)		(593,135)		(6,824,782)		(8,504,424)

Net decrease	(151,598)		(279,152)		$(2,002,005)		$(4,029,588)

Class B
Shares sold	– 0	–	2,020	$	– 0	–	$29,268

Shares issued in reinvestment of dividends	– 0	–	1,677		– 0	–	23,481

Shares converted to Class A	– 0	–	(40,626)		– 0	–	(619,419)

Shares redeemed	– 0	–	(1,839)		– 0	–	(25,789)

Net decrease	– 0	–	(38,768)	$	– 0	–	$(592,459)

Class C
Shares sold	5,897		17,361		$85,830		$241,372

Shares issued in reinvestment of dividends	1,253		4,766		19,076		66,721

Shares converted to Class A	(25,591)		(34,043)		(332,467)		(495,251)

Shares redeemed	(35,400)		(39,060)		(467,559)		(563,799)

Net decrease	(53,841)		(50,976)		$(695,120)		$(750,957)

Advisor Class
Shares sold	4,650,094		3,366,195		$61,716,122		$47,909,722

Shares issued in reinvestment of dividends	432,575		928,352		6,544,864		12,913,373

Shares redeemed	(4,898,302)		(3,698,138)		(64,515,150)		(53,750,259)

Net increase	184,367		596,409		$3,745,836		$7,072,836

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2020	Year Ended November 30, 2019

Class R
Shares sold	2,814	11,456	$37,286	$164,982

Shares issued in reinvestment of dividends	652	2,295	9,808	31,745

Shares redeemed	(19,899)	(31,314)	(254,161)	(452,597)

Net decrease	(16,433)	(17,563)	$(207,067)	$(255,870)

Class K
Shares sold	140,384	75,800	$1,796,084	$1,064,782

Shares issued in reinvestment of dividends	9,925	24,948	147,489	341,047

Shares redeemed	(205,825)	(172,269)	(2,720,655)	(2,443,061)

Net decrease	(55,516)	(71,521)	$(777,082)	$(1,037,232)

Class I
Shares sold	4,345	18,102	$52,540	$264,906

Shares issued in reinvestment of dividends	456	24	6,827	330

Shares redeemed	(7,493)	(8,822)	(97,919)	(130,040)

Net increase (decrease)	(2,692)	9,304	$(38,552)	$135,196

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, diffi-

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NOTES TO FINANCIAL STATEMENTS (continued)

cult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$6,006,460	$4,542,798
Net long-term capital gains	2,800,435	12,001,202

Total taxable distributions paid	$8,806,895	$16,544,000

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,831,186
Accumulated capital and other losses	(10,772,039	)(a)
Unrealized appreciation/(depreciation)	50,532,503	(b)

Total accumulated earnings/(deficit)	$44,591,650

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $10,772,039.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $5,346,212 and a net long-term capital loss carryforward of $5,425,827, which may be carried forward for an indefinite period.

abfunds.com	AB VALUE FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.30	$ 15.36	$ 15.93	$ 14.29	$ 13.86

Income From Investment Operations

Net investment income(a)(b)	.19	.20	.14	.15†	.16

Net realized and unrealized gain (loss) on investment transactions	(.30)	.38	(.55)	1.65	.44

Net increase (decrease) in net asset value from operations	(.11)	.58	(.41)	1.80	.60

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.15)	(.16)	(.16)	(.17)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.64)	(.16)	(.16)	(.17)

Net asset value, end of period	$ 14.86	$ 15.30	$ 15.36	$ 15.93	$ 14.29

Total Return

Total investment return based on net asset value(c)*	(.76)%	4.14%	(2.52)%	12.68	% †	4.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$43,203	$46,800	$51,284	$58,220	$49,150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.99%	.99%	.97%	.98%	1.00%

Expenses, before waivers/reimbursements	.99%	.99%	.97%	.98%	1.00%

Net investment income(b)	1.44%	1.38%	.90%	1.02	% †	1.22%

Portfolio turnover rate	61%	45%	40%	41%	74%

See footnote summary on page 41.

abfunds.com	AB VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C	Class C
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.28	$ 15.30	$ 15.81	$ 14.19	$ 13.76

Income From Investment Operations

Net investment income(a)(b)	.09	.09	.02	.04†	.06

Net realized and unrealized gain (loss) on investment transactions	(.32)	.38	(.53)	1.64	.44

Net increase (decrease) in net asset value from operations	(.23)	.47	(.51)	1.68	.50

Less: Dividends and Distributions

Dividends from net investment income	(.09)	– 0	–	– 0	–	(.06)	(.07)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.49)	– 0	–	(.06)	(.07)

Net asset value, end of period	$ 14.85	$ 15.28	$ 15.30	$ 15.81	$ 14.19

Total Return

Total investment return based on net asset value(c)*	(1.54)%	3.35%	(3.23)%	11.84	%†	3.64%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,046	$1,899	$2,681	$4,238	$14,545

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.75%	1.74%	1.72%	1.73%	1.74%

Expenses, before waivers/reimbursements	1.75%	1.74%	1.73%	1.74%	1.74%

Net investment income(b)	.69%	.62%	.13%	.26	%†	.47%

Portfolio turnover rate	61%	45%	40%	41%	74%

See footnote summary on page 41.

36 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.33	$ 15.40	$ 15.96	$ 14.31	$ 13.89

Income From Investment Operations

Net investment income(a)(b)	.23	.24	.18	.19†	.19

Net realized and unrealized gain (loss) on investment transactions	(.30)	.37	(.54)	1.65	.45

Net increase (decrease) in net asset value from operations	(.07)	.61	(.36)	1.84	.64

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.19)	(.20)	(.19)	(.22)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.68)	(.20)	(.19)	(.22)

Net asset value, end of period	$14.90	$15.33	$15.40	$15.96	$14.31

Total Return

Total investment return based on net asset value(c)*	(.47)%	4.43%	(2.31)%	13.02	%†	4.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$314,298	$320,680	$312,921	$342,437	$319,337

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.74%	.74%	.72%	.73%	.74%

Expenses, before waivers/reimbursements	.74%	.74%	.72%	.73%	.74%

Net investment income(b)	1.68%	1.64%	1.15%	1.26	%†	1.48%

Portfolio turnover rate	61%	45%	40%	41%	74%

See footnote summary on page 41.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.14	$ 15.20	$ 15.76	$ 14.14	$ 13.69

Income From Investment Operations

Net investment income(a)(b)	.13	.13	.07	.09†	.10

Net realized and unrealized gain (loss) on investment transactions	(.30)	.38	(.53)	1.62	.44

Net increase (decrease) in net asset value from operations	(.17)	.51	(.46)	1.71	.54

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.08)	(.10)	(.09)	(.09)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.57)	(.10)	(.09)	(.09)

Net asset value, end of period	$ 14.71	$ 15.14	$ 15.20	$ 15.76	$ 14.14

Total Return

Total investment return based on net asset value(c)*	(1.18)%	3.69%	(2.96)%	12.17	%†	3.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$320	$578	$847	$1,089	$1,190

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.44%	1.44%	1.42%	1.41%	1.43%

Expenses, before waivers/reimbursements	1.44%	1.44%	1.42%	1.41%	1.43%

Net investment income(b)	1.00%	.90%	.43%	.59	%†	.78%

Portfolio turnover rate	61%	45%	40%	41%	74%

See footnote summary on page 41.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.01	$ 15.08	$ 15.63	$ 14.03	$ 13.62

Income From Investment Operations

Net investment income(a)(b)	.17	.18	.12	.13†	.14

Net realized and unrealized gain (loss) on investment transactions	(.30)	.37	(.53)	1.62	.43

Net increase (decrease) in net asset value from operations	(.13)	.55	(.41)	1.75	.57

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.13)	(.14)	(.15)	(.16)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.62)	(.14)	(.15)	(.16)

Net asset value, end of period	$ 14.57	$ 15.01	$ 15.08	$ 15.63	$ 14.03

Total Return

Total investment return based on net asset value(c)*	(.94)%	4.03%	(2.65)%	12.56	% †	4.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,248	$7,267	$8,380	$10,167	$10,976

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.14%	1.13%	1.11%	1.11%	1.11%

Expenses, before waivers/reimbursements	1.14%	1.13%	1.11%	1.12%	1.11%

Net investment income(b)	1.28%	1.24%	.75%	.88	% †	1.10%

Portfolio turnover rate	61%	45%	40%	41%	74%

See footnote summary on page 41.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.20	$ 15.27	$ 15.82	$ 14.20	$ 13.78

Income From Investment Operations

Net investment income(a)(b)	.23	.24	.18	.19†	.20

Net realized and unrealized gain (loss) on investment transactions	(.29)	.38	(.53)	1.63	.44

Net increase (decrease) in net asset value from operations	(.06)	.62	(.35)	1.82	.64

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.20)	(.20)	(.20)	(.22)

Distributions from net realized gain on investment transactions	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.69)	(.20)	(.20)	(.22)

Net asset value, end of period	$ 14.77	$ 15.20	$ 15.27	$ 15.82	$ 14.20

Total Return

Total investment return based on net asset value(c)*	(.44)%	4.42%	(2.16)%	12.96	%†	4.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,527	$1,613	$1,479	$3,048	$3,046

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.71%	.70%	.68%	.68%	.69%

Expenses, before waivers/reimbursements	.71%	.70%	.68%	.69%	.69%

Net investment income(b)	1.72%	1.68%	1.17%	1.31	%†	1.52%

Portfolio turnover rate	61%	45%	40%	41%	74%

See footnote summary on page 41.

40 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018, November 30, 2017 and November 30, 2016 by .04%, .06%, .07% and .21%, respectively.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

42 | AB VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 27, 2021

abfunds.com	AB VALUE FUND | 43

2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2020. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. The Fund designates $2,800,435 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

44 | AB VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Cem Inal(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Inal is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

abfunds.com	AB VALUE FUND | 45

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	74	None

46 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

abfunds.com	AB VALUE FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 69 (2020)

Private investor since prior to 2016. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.

		74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

48 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB VALUE FUND | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

50 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

abfunds.com	AB VALUE FUND | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	74	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#

Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

52 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith^ 60	President and Chief Executive Officer	See biography above.

Cem Inal 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Chief Investment Officer – US Large Cap Value Equities since 2020.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Keith is expected to retire from the Adviser effective June 30, 2021.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB VALUE FUND | 53

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

54 | AB VALUE FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB VALUE FUND | 55

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

56 | AB VALUE FUND	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB VALUE FUND | 57

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB VALUE FUND | 59

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

60 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0151-1120

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB International Value Fund	2019	$43,383	$—	$33,945
	2020	$43,383	$—	$32,604
AB Discovery Value Fund	2019	$38,527	$—	$33,846
	2020	$38,527	$—	$25,240
AB Value Fund	2019	$33,832	$—	$30,287
	2020	$33,832	$—	$19,525

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Value Fund	2019	$778,001	$33,945
			$—
			$(33,945)
	2020	$916,547	$32,604
			$—
			$(32,604)
AB Discovery Value Fund	2019	$777,902	$33,846
			$—
			$(33,846)
	2020	$909,183	$25,240
			$—
			$(25,240)
AB Value Fund	2019	$774,343	$30,287
			$—
			$(30,287)
	2020	$903,468	$19,525
			$—
			$(19,525)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2021